COLUMBIA BALANCED FUND, INC.
                      COLUMBIA CONSERVATIVE HIGH YIELD FUND
                      COLUMBIA REAL ESTATE EQUITY FUND, INC.
                           COLUMBIA SMALL CAP GROWTH FUND I
                          COLUMBIA MID CAP GROWTH FUND, INC.
                        COLUMBIA STRATEGIC INVESTOR FUND, INC.
                  COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND
                            COLUMBIA TECHNOLOGY FUND, INC.
                                   (the "Funds")

                 SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 2005, AS REVISED JULY 12, 2005




At meetings of the Funds' shareholders held September 16, 2005 and October 7, 2005, shareholders of the Funds elected the Funds' current Trustees to indefinite terms and approved the adoption of new fundamental investment restrictions.

1. Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville and
         Richard L. Woolworth have been elected to serve as Trustees of the Funds.

2. Effective November 1, 2005, the following language replaces the language currently in the section of the Statement of Additional Information entitled INVESTMENT RESTRICTIONS for the Funds:


         The Prospectus sets forth the investment goals and principal investment strategies applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. Except as stated otherwise below, a Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. With the exception of the Real Estate Fund, which will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and
         (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. With the exception of the Oregon Intermediate Municipal Bond Fund and the Columbia Technology Fund, purchase securities
         (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that:
         (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.


SUP-39/91408-1005                                             November 1, 2005